UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2004

MarketWatch, Inc.

(formerly MarketWatch.com, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	000-50562	27-0064104
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Battery Street, San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 733-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 14, 2004, MarketWatch, Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Dow Jones & Company, Inc., a Delaware corporation (“Buyer”), and Golden Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Buyer (“Merger Sub”). The agreement provides for the acquisition of the Company by Buyer pursuant to a merger of the Merger Sub with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly-owned subsidiary of Buyer. In the Merger, and subject to the terms and conditions of the Merger Agreement, each share of the Company’s Common Stock, par value $0.01 per share (the “Company Common Stock”), outstanding at the closing will be converted into the right to receive $18 in cash. The completion of the Merger is subject to customary closing conditions, including regulatory approval and approval of the Company’s stockholders.

Additionally, in connection with the Merger, on November 14, 2004, the Company entered into a Rights Agreement with Mellon Investor Services LLC (the “Rights Agreement”). Mellon Investor Services LLC also is the Company’s transfer agent. A brief description of the terms and conditions of the Rights Agreement is set forth in Item 3.03 of this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing description of the Merger, the Merger Agreement and the Rights Agreement is qualified in its entirety by the Merger Agreement and the Rights Agreement, copies of which are filed herewith as Exhibits 2.1 and 4.1, respectively, and are incorporated herein by reference.

On November 14, 2004, the Company issued a press release announcing the Merger and its entering into the Rights Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

On November 14, 2004, the Board of Directors of the Company authorized and declared a dividend of one right (“Right”) for each outstanding share of the Company Common Stock to stockholders of record at the close of business on November 25, 2004 (the “Record Date”), and authorized the issuance of one Right for each share of Company Common Stock issued by the Company (except as otherwise provided in the Rights Agreement) between the Record Date and the Distribution Date (as defined below) or in certain circumstances between the Distribution Date and the Expiration Date (as defined below). Each Right entitles the registered holder, subject to the terms of the Rights Agreement, to purchase from the Company one one-hundredth of a share (a “Unit”) of Series A Preferred Stock, par value $0.01 per share (the “Preferred Stock”), at a purchase price of $100.00 per Unit, subject to adjustment. The purchase price is payable in cash or by certified or bank check or money order payable to the order of the Company. The description and terms of the Rights are set forth in the Rights Agreement, as amended from time to time.

This summary description of the rights and the Preferred Stock does not purport to be complete and is qualified in its entirety by reference to all of the provisions of the Rights Agreement attached as Exhibit 4.1 to this Current Report on Form 8-K and the Certificate of Designation of the Series A Preferred Stock of MarketWatch, Inc. (the “Certificate of Designation”) attached hereto as Exhibit 3.1 to this Current Report on Form 8-K, including the definitions therein of certain terms, which Rights Agreement and Certificate of Designation are incorporated herein by reference.

The Rights Agreement

Initially, the Rights will attach to all certificates representing shares of outstanding Company Common Stock, and no separate Rights Certificates will be distributed. Subject to the provisions of the Rights Agreement, the Rights will separate from the Company Common Stock and the “Distribution Date” will occur upon the earlier of (i) ten business days following a public announcement (the date of such announcement being the “Stock Acquisition Date”) that a person or group of affiliated or associated persons has acquired or otherwise obtained beneficial ownership (as defined in the Rights Agreement) of 15% or more of the then outstanding shares of Company Common Stock (an “Acquiring Person”), and (ii) ten business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person becomes an Acquiring Person) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person. Until the Distribution Date, (i) the Rights will be evidenced by Company Common Stock certificates and will be transferred with and only with such Company Common Stock certificates, (ii) new Company Common Stock certificates issued after the Record Date (also including shares distributed from Treasury) will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates representing outstanding Company Common Stock will also constitute the transfer of the Rights associated with the Company Common Stock represented by such certificates.

An “Acquiring Person” does not include certain persons specified in the Rights Agreement.

In addition to other limited exceptions, none of Buyer, Merger Sub or any of their respective affiliates or associates, including any officers, directors or employees of any thereof, shall be deemed to beneficially own shares of Company Common Stock by reason of the approval, execution or delivery of the Merger Agreement and certain events related thereto.

The Rights are not exercisable until the Distribution Date and will expire at the close of business on the tenth anniversary of the Rights Agreement (the “Expiration Date”) unless earlier redeemed or exchanged by the Company as described below. Under certain circumstances the exercisability of the Rights may be suspended. In no event, however, will the Rights be exercisable prior to the expiration of the period in which the Rights may be redeemed as described below.

As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of Company Common Stock as of the close of business on the Distribution Date (and to each initial holder of certain shares of Company Common Stock issued after the Distribution Date) and, thereafter, the separate Rights Certificates alone will represent the Rights.

In the event that a person becomes an Acquiring Person, then, in such case, each holder of a Right will thereafter have the right to receive, upon exercise, Units of Preferred Stock or, at the option of the Company, shares of Company Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Rights. The exercise price is the purchase price multiplied by the number of Units of Preferred Stock issuable upon exercise of a Right prior to the event described in this paragraph. Notwithstanding any of the foregoing, following the occurrence of the event set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or any affiliate of associate thereof (or certain transferee of any thereof) will be null and void.

In the event that, at any time following the date that any person becomes an Acquiring Person, (i) the Company is acquired in a merger or other business combination transaction and the Company is not the surviving corporation, (ii) any person merges with the Company and all or part of the Company Common Stock is converted or exchanged for securities, cash or property of the Company or any other person or (iii) 50% or more of the Company’s assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as described above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right.

At any time until ten business days following the Stock Acquisition Date, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (subject to adjustment in certain events) (the “Redemption Price”) payable, at the election of the Board of Directors, in cash, shares of Company Common Stock or other consideration considered appropriate by the Board of Directors. The Company will promptly give notice of such redemption to the Rights Agent and the holders of the then-outstanding Rights. Immediately upon the action of the Board of Directors ordering the redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

The Company may at any time after there is an Acquiring Person, by action of the Board of Directors, until the time specified in the Rights Agreement, exchange all or part of the then-outstanding and exercisable Rights (other than Rights that shall have become null and void) for Units of Preferred Stock or shares of Company Common Stock pursuant to a one-for-one exchange ratio, subject to adjustment.

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Units of Preferred Stock (or other consideration) or for common stock of the acquiring company or in the event of the redemption of Rights as set forth above.

Any of the provisions of the Rights Agreement, including the Purchase Price and Redemption Price of the Rights, may be amended by the Board of Directors without the approval of the holders of Company Common Stock at any time prior to the Distribution Date. After such date, the provisions of the Rights Agreement may be amended in order to cure any ambiguity, defect or inconsistency, to shorten or lengthen any time period under the Rights Agreement, or to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person); provided, however, that no amendment shall be made to lengthen (i) the time period governing redemption at such time as the Rights are not redeemable or (ii) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights.

Description of Preferred Stock

The Preferred Stock that may be acquired upon exercise of the Rights will be nonredeemable by the Company and are subordinate in preference to any other shares of preferred stock that may be issued by the Company. The Preferred Stock is not convertible into other securities.

If, as and when declared by the Board of Directors the Preferred Stock will have a minimum preferential quarterly dividend, prior to the dividend payment to holders of Common Stock, of $.01 per Unit or any higher per share dividend declared on the Company Common Stock. Dividends are cumulative as set forth in the Certificate of Designation.

In the event of liquidation, the holder of a Unit of Preferred Stock will receive a preferred liquidation payment, prior to any liquidation payment to holders of Common Stock, equal to the greater of $.01 per Unit and the per share amount paid in respect of a share of the Company Common Stock.

Units of Preferred Stock will have no voting rights, except as required by law.

In the event of any merger, consolidation or other transaction in which shares of Company Common Stock are exchanged, each Unit of Preferred Stock will be entitled to receive the per share amount paid in respect of each share of Company Common Stock.

The rights of holders of the Preferred Stock with respect to dividends, liquidation and voting, and in the event of mergers and consolidations, are protected by customary antidilution provisions.

Because of the nature of the Preferred Stock’s dividend and liquidation rights, the economic value of one Unit of Preferred Stock that may be acquired upon the exercise of each Right should approximate the economic value of one share of Company Common Stock.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on November 15, 2004, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designation, whereby the Company authorized 400,000 shares of its authorized preferred stock to be designated as Series A Preferred Stock and set forth the rights, preferences and qualifications, limitations and restrictions of the Series A Preferred Stock. A brief description of the rights, preferences and qualifications, limitations and restrictions of the Series A Preferred Stock is set forth in Item 3.03 of this Current Report on Form 8-K and is incorporated herein by reference. The full text of the Certificate of Designation is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 14, 2004, by and among MarketWatch, Inc., Dow Jones & Company, Inc. and Golden Acquisition Corp.

3.1	Certificate of Designation of the Series A Preferred Stock of MarketWatch, Inc.

4.1	Rights Agreement, dated as of November 14, 2004, between MarketWatch, Inc. and Mellon Investor Services LLC together with: Exhibit A Form of Rights Certificate; Exhibit B Form of Summary of Rights to Purchase Preferred Stock; and Exhibit C Form of Certificate of Designation of the Series A Preferred Stock of MarketWatch, Inc.

99.1	Press Release issued by MarketWatch, Inc., dated November 14, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETWATCH, INC.

Dated: November 15, 2004	By:	/s/ DOUGLAS S. APPLETON
Douglas S. Appleton
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 14, 2004, by and among MarketWatch, Inc., Dow Jones & Company, Inc. and Golden Acquisition Corp.

3.1	Certificate of Designation of the Series A Preferred Stock of MarketWatch, Inc.

4.1	Rights Agreement, dated as of November 14, 2004, between MarketWatch, Inc. and Mellon Investor Services LLC together with: Exhibit A Form of Rights Certificate; Exhibit B Form of Summary of Rights to Purchase Preferred Stock; and Exhibit C Form of Certificate of Designation of the Series A Preferred Stock of MarketWatch, Inc.

99.1	Press Release issued by MarketWatch, Inc., dated November 14, 2004.